Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

The Restaurant ETF (BITE)
 Listed on NASDAQ

December 9, 2016

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)
dated October 17, 2015, as previously supplemented

Important Notice Regarding the Closure of the Fund

After careful consideration, and at the recommendation of ETF Managers Group LLC, the investment adviser to The Restaurant ETF (the “Fund”), a series of ETF Managers Trust (the “Trust”), the Board of Trustees of the Trust approved the closing and subsequent liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about December 23, 2016 (the “Liquidation Date”).

Effectively immediately, the Fund will no longer accept orders to purchase creation units, and the last day of trading of shares of the Fund on The NASDAQ Stock Market, LLC will be December 22, 2016. Prior to the last day of trading, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. Effective immediately, the Fund will increase its cash holdings in contemplation of its liquidation. As a result, through the Liquidation Date, the Fund will deviate from its investment objective and strategies, as stated in the Fund’s Prospectus, as it winds up its business and affairs.

On or promptly after the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends as of the Liquidation Date. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The net asset value of the Fund on the Liquidation Date will reflect the costs of closing the Fund.  Once the distributions are complete, the Fund will terminate. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

If you would like additional information, call 1-844-ETFMGRS (383-6477) or visit www.biteetf.com.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.